Exhibit 99.1

Enova Reports Third Quarter 2026 Results

•
Originations rose 31% and total company revenue increased 26% from the third quarter of 2025.
•
Diluted earnings per share of $4.06 increased 34% and adjusted earnings per share1 of $4.48 rose 33% compared to the third quarter of 2025.
•
Credit performance remained strong, with a sequentially stable net revenue margin and the consolidated net charge-off ratio decreasing to 8.1% from 8.5% from the third quarter of 2025.
•
Sequential stability in the consolidated fair value premium reflects continued stable credit performance and outlook.
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.3 billion at September 30.
•
Repurchased $46 million of common stock and started the fourth quarter with $252 million of available share repurchase capacity.

CHICAGO, October 22, 2026 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the third quarter ended September 30, 2026.

“We’re pleased to deliver another quarter of strong financial results, driven by healthy demand and stable credit, as consolidated originations, receivables, revenue and adjusted EPS all grew 25% or more year-over-year,” said Steve Cunningham, Enova’s CEO. “We’ve built a high growth, highly profitable and resilient business at Enova serving large, fragmented markets with diversified products powered by our online-only business model, world-class technology and risk management, talented team and competitive funding capabilities. Our future is bright, and our focused growth strategy has us well positioned to continue delivering on our commitment to driving long-term shareholder value while meeting our mission of helping hardworking people get access to fast, trustworthy credit.”

Third Quarter 2026 Summary

•
Total revenue of $1.01 billion increased 26% from $803 million in the third quarter of 2025.
•
Net revenue margin of 61% compared to 57% in the third quarter of 2025, reflecting continued solid credit performance.
•
Net income of $107 million, or $4.06 per diluted share, increased 34% from $80 million, or $3.03 per diluted share, in the third quarter of 2025.
•
Adjusted EBITDA1 of $269 million increased 23% from $218 million in the third quarter of 2025.
•
Adjusted earnings per share1 of $4.48 increased 33% from $3.36 in the third quarter of 2025.
•
Total company combined loans and finance receivables1 increased 30% from the end of the third quarter of 2025 to a record $5.9 billion with total company originations of $2.6 billion in the quarter.

“We're pleased to deliver another quarter of top- and bottom-line financial performance that exceeded our expectations, including revenue of $1 billion during a quarter for the first time in our history,” said Scott Cornelis, CFO of Enova. “Our financial and credit consistency supported strong execution in the capital markets during the quarter, and our competitive funding costs and solid liquidity position have us well

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

positioned to deliver on our commitment to driving long-term shareholder value through both continued investments in our business and opportunistic share repurchases.”

Conference Call

Enova will host a conference call to discuss its third quarter 2026 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, October 22nd. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until October 29, 2026, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-855-669-9658 (1-412-317-0088). The replay access code is 9232664.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. For over 20 years, Enova has provided over $74 billion in loans and financing to more than 16 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: (212) 331-8417

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	September 30,		December 31,
	2026	2025	2025
Assets
Cash and cash equivalents	$105,957	$53,600	$71,709
Restricted cash	390,443	303,365	336,154
Loans and finance receivables at fair value	6,595,967	5,012,853	5,471,544
Income taxes receivable	29,267	55,124	40,901
Other receivables and prepaid expenses	97,353	76,941	80,870
Property and equipment, net	141,386	128,690	132,566
Operating lease right-of-use assets	15,684	17,167	16,549
Goodwill	279,275	279,275	279,275
Intangible assets, net	1,891	4,910	3,660
Other assets	38,304	30,312	35,204
Total assets	$7,695,527	$5,962,237	$6,468,432
Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$349,170	$252,914	$305,849
Operating lease liabilities	32,489	32,247	32,041
Deferred tax liabilities, net	368,361	286,930	295,437
Long-term debt	5,376,881	4,106,471	4,498,381
Total liabilities	6,126,901	4,678,562	5,131,708
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 48,061,707, 47,330,541 and 47,441,228 shares issued and 24,713,804, 24,883,481 and 24,715,608 outstanding as of September 30, 2026 and 2025 and December 31, 2025, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	401,473	359,054	370,078
Retained earnings	2,309,604	1,927,162	2,006,143
Accumulated other comprehensive loss	(6,806)	(7,872)	(9,500)
Treasury stock, at cost (23,347,903, 22,447,060 and 22,725,620 shares as of September 30, 2026 and 2025 and December 31, 2025, respectively)	(1,135,645)	(994,669)	(1,029,997)
Total stockholders’ equity	1,568,626	1,283,675	1,336,724
Total liabilities and stockholders’ equity	$7,695,527	$5,962,237	$6,468,432

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue	$1,009,172	$802,678	$2,813,241	$2,312,262
Change in Fair Value	(394,813)	(341,971)	(1,101,857)	(983,915)
Net Revenue	614,359	460,707	1,711,384	1,328,347
Operating Expenses
Marketing	229,680	147,351	622,652	429,490
Operations and technology	80,690	64,564	231,305	190,674
General and administrative	46,161	39,661	138,019	122,633
Depreciation and amortization	10,616	12,356	27,943	32,765
Total Operating Expenses	367,147	263,932	1,019,919	775,562
Income from Operations	247,212	196,775	691,465	552,785
Interest expense, net	(103,501)	(86,954)	(295,365)	(250,279)
Foreign currency transaction (loss) gain	(901)	90	(957)	(228)
Equity method investment income	664	258	1,303	991
Other nonoperating expenses	(632)	—	(632)	(1,019)
Income before Income Taxes	142,842	110,169	395,814	302,250
Provision for income taxes	35,538	29,855	92,353	72,842
Net income	$107,304	$80,314	$303,461	$229,408
Earnings Per Share
Earnings per common share:
Basic	$4.31	$3.22	$12.20	$9.07
Diluted	$4.06	$3.03	$11.49	$8.53
Weighted average common shares outstanding:
Basic	24,875	24,955	24,877	25,307
Diluted	26,434	26,472	26,409	26,881

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Total cash flows provided by operating activities	$1,554,189	$1,320,310
Cash flows from investing activities
Loans and finance receivables	(2,188,170)	(1,607,528)
Capitalization of software development costs and purchases of fixed assets	(34,989)	(35,444)
Total cash flows used in investing activities	(2,223,159)	(1,642,972)
Cash flows provided by financing activities	757,857	356,731
Effect of exchange rates on cash, cash equivalents and restricted cash	(350)	228
Net increase in cash, cash equivalents and restricted cash	88,537	34,297
Cash, cash equivalents and restricted cash at beginning of year	407,863	322,668
Cash, cash equivalents and restricted cash at end of period	$496,400	$356,965

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended September 30, 2026 and 2025.

Three Months Ended September 30,	2026	2025	Change
Ending combined loan and finance receivable principal balance:
Company owned	$5,690,329	$4,344,901	$1,345,428
Guaranteed by the Company(a)	16,758	17,301	(543)
Total combined loan and finance receivable principal balance(b)	$5,707,087	$4,362,202	$1,344,885
Ending combined loan and finance receivable fair value balance:
Company owned	$6,595,967	$5,012,853	$1,583,114
Guaranteed by the Company(a)	27,619	24,372	3,247
Ending combined loan and finance receivable fair value balance(b)	$6,623,586	$5,037,225	$1,586,361
Fair value as a % of principal(c)	116.1%	115.5%	0.6%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$5,877,741	$4,500,360	$1,377,381
Guaranteed by the Company(a)	20,135	20,750	(615)
Ending combined loan and finance receivable balance(b)	$5,897,876	$4,521,110	$1,376,766
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$5,708,899	$4,407,476	$1,301,423
Guaranteed by the Company(a)(d)	22,120	20,881	1,239
Average combined loan and finance receivable balance(a)(d)	$5,731,019	$4,428,357	$1,302,662
Installment loans as percentage of average combined loan and finance receivable balance	42.4%	44.2%	(1.8)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	57.6%	55.8%	1.8%

Revenue	$995,857	$791,723	$204,134
Change in fair value	(392,776)	(339,872)	(52,904)
Net revenue	$603,081	$451,851	$151,230
Net revenue margin	60.6%	57.1%	3.5%

Combined loan and finance receivable originations and purchases	$2,567,480	$1,961,439	$606,041

Delinquencies:
>30 days delinquent	$473,633	$327,387	$146,246
>30 days delinquent as a % of combined loan and finance receivable balance(c)	8.0%	7.2%	0.8%

Charge-offs:
Charge-offs (net of recoveries)	$462,457	$377,811	$84,646
Charge-offs (net of recoveries) as a % of average combined loan and finance receivable balance(d)	8.1%	8.5%	(0.4)%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income	$107,304	$80,314	$303,461	$229,408
Adjustments:
Transaction-related costs(a)	1,389	—	5,521	—
Equity method investment income	(664)	(258)	(1,303)	(991)
Other nonoperating expenses(b)	632	—	632	1,019
Intangible asset amortization	260	2,014	1,769	6,041
Stock-based compensation expense	9,422	8,535	26,878	24,577
Foreign currency transaction loss (gain)	901	(90)	957	228
Cumulative tax effect of adjustments	(759)	(1,692)	(4,231)	(4,668)

Adjusted earnings	$118,485	$88,823	$333,684	$255,614

Diluted earnings per share	$4.06	$3.03	$11.49	$8.53

Adjusted earnings per share	$4.48	$3.36	$12.64	$9.51

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income	$107,304	$80,314	$303,461	$229,408
Depreciation and amortization expenses	10,616	12,356	27,943	32,765
Interest expense, net	103,501	86,954	295,365	250,279
Foreign currency transaction loss (gain)	901	(90)	957	228
Provision for income taxes	35,538	29,855	92,353	72,842
Stock-based compensation expense	9,422	8,535	26,878	24,577
Adjustments:
Transaction-related costs(a)	1,389	—	5,521	—
Equity method investment income	(664)	(258)	(1,303)	(991)
Other nonoperating expenses(b)	632	—	632	1,019

Adjusted EBITDA	$268,639	$217,666	$751,807	$610,127

Adjusted EBITDA margin calculated as follows:
Total Revenue	$1,009,172	$802,678	$2,813,241	$2,312,262
Adjusted EBITDA	268,639	217,666	751,807	610,127
Adjusted EBITDA as a percentage of total revenue	26.6%	27.1%	26.7%	26.4%

(a)
In the first, second and third quarters of 2026, the Company recorded $1.4 million ($1.0 million net of tax), $2.7 million ($2.0 million net of tax) and $1.4 million ($1.1 million net of tax), respectively, of costs related to the planned acquisition of Grasshopper Bancorp, Inc. and its wholly-owned subsidiary Grasshopper Bank.
(b)
In the third quarter of 2026 and second quarter of 2025, the Company recorded other nonoperating expense of $0.6 million ($0.5 million net of tax) and $1.0 million ($0.8 million net of tax), respectively, related to the early extinguishment of debt.